Exhibit 99.1

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!  WMS04RS2.CDI  #CMOVER_3.0D WHOLE_LOAN PORTFOLIO  !  MAX_CF_VECTSIZE 812
!
!! Created by Intex Deal Maker v3.6.039  ,  subroutines 3.0f_p1
!!   04/26/2004   8:17 PM
!
!  Modeled in the Intex CMO Modeling Language, (WNYC0086493)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
!
  DEFINE CONSTANT #OrigCollBal = 138930586.08
!
  DEFINE CONSTANT #OrigBondBal = 138930586.08
!
!
       FULL_DEALNAME:    wms04rs2
!
       DEAL SIZE:        $ 138930586.08
       PRICING SPEED:    300% PSA
!      ISSUE DATE:       20040401
       SETTLEMENT DATE:  20040429
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040401 _
       DEAL_FIRSTPAY_DATE         20040525
!
!
  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
!
!
  DEFINE TABLE "NASSNR11" (6, 2) = "MONTH" "NAS_FRACSNR11"
      60.1   0%
      72.1   30%
      84.1   40%
      96.1   60%
      108.1   80%
      120.1   100%
!
  DEFINE #A4_Acc = 0
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1MO          1.12
!
DEFINE TRANCHE "A6", "A7", "AR", "A1", "A2", "A3", "A4", "A5", "FEE"
!
!
Tranche "A6" SEN_NAS_FIX
   Block 13164000.00 at 5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "A7" SEN_NAS_FIX
   Block 1100000.00 at 5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "AR" SEN_FIX
   Block 100.00 at 5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "A1" SEN_FIX
   Block 107251000.00 at 5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "A2" SEN_AD_FIX
   Block 5155000.00 at 5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "A3" SEN_AD_FIX
   Block 4041000.00 at 5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "A4" SEN_Z_FIX
   Block 7108041.00 at 5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "A5" SEN_PO
   Block 1111445.08 at 0  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "FEE" SEN_IO
   Block 138930586.08 at 0.04  FREQ M   NOTIONAL WITH BLOCK "A6#1"&"A7#1"&"AR#1"&"A1#1"&"A2#1"&"A3#1"&"A4#1"&"A5#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
  Tranche "#A4_Acc"    SYMVAR
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040401 Next 20040525 Settle 20040429
!
  CLASS "A6"        NO_BUILD_TRANCHE _
                    = "A6"
  CLASS "A7"        NO_BUILD_TRANCHE _
                    = "A7"
  CLASS "AR"        NO_BUILD_TRANCHE _
                    = "AR"
  CLASS "A1"        NO_BUILD_TRANCHE _
                    = "A1"
  CLASS "A2"        NO_BUILD_TRANCHE _
                    = "A2"
  CLASS "A3"        NO_BUILD_TRANCHE _
                    = "A3"
  CLASS "A4"        NO_BUILD_TRANCHE _
                    = "A4"
  CLASS "A5"        NO_BUILD_TRANCHE _
                    = "A5"
  CLASS "FEE"       NO_BUILD_TRANCHE _
                    = "FEE"
  CLASS "NAS" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "A6" "A7"
  CLASS "SR" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "AR" "A1"
  CLASS "SNR11NN21" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "A2" "A3"
  CLASS "SNR11NN2" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "SNR11NN21" "A4"
  CLASS "SNR11NN" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "SR" "SNR11NN2"
  CLASS "SNR11" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "NAS" "SNR11NN"
  CLASS "SNR1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "SNR11" "A5"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "SNR1" "FEE"
!
!
  CLASS "ROOT" _
                   = "SNR"
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR1"         Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR11"        Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "NAS"          Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR11NN"      Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SR"           Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR11NN2"     Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR11NN21"    Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #NasShiftSNR11       = LOOKUP_TBL( "STEP", CURMONTH , "NASSNR11", "MONTH", "NAS_FRACSNR11" )
!
   calculate :  #NasFracSNR11        = BBAL("NAS")/ BBAL("NAS", "SNR11NN")
!
  calculate :  "SNR" _
 NO_CHECK  SCHEDULED   FRACTION           = SHARE("SNR"); _
 NO_CHECK  PREPAY      FRACTION           = SHARE("SNR"); _
 NO_CHECK  LIQUIDATE   FRACTION           = SHARE("SNR")
!
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNR1"; "FEE" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNR1"; "FEE" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE PRO_RATA ( "SNR1" ; "FEE" )
------------------------------------
!
        from :  CLASS ( "SNR1" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNR11"; "A5" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNR11"; "A5" )
------------------------------------
        from :  CLASS ( "SNR1" )
         pay :  CLASS BALANCE PRO_RATA ( "SNR11" ; "A5" )
------------------------------------
!
        from :  CLASS ( "SNR11" )
         pay :  CLASS INTEREST PRO_RATA  ( "NAS"; "SNR11NN" )
         pay :  CLASS INTSHORT PRO_RATA  ( "NAS"; "SNR11NN" )
------------------------------------
   calculate :  #NasCeilSNR11 = MIN ( BBAL("NAS"), CASH_ACCOUNT("SNR11"), #NasFracSNR11 * #NasShiftSNR11 * CASH_ACCOUNT("SNR11") )
------------------------------------
  subject to :  CEILING ( #NasCeilSNR11 )
        from :  CLASS ( "SNR11" )
         pay :  CLASS BALANCE SEQUENTIAL ("NAS")
------------------------------------
        from :  CLASS ( "SNR11" )
         pay :  CLASS BALANCE SEQUENTIAL ("SNR11NN", "NAS")
------------------------------------
!
        from :  CLASS ( "NAS" )
         pay :  CLASS INTEREST PRO_RATA  ( "A6"; "A7" )
         pay :  CLASS INTSHORT PRO_RATA  ( "A6"; "A7" )
------------------------------------
        from :  CLASS ( "NAS" )
         pay :  CLASS BALANCE PRO_RATA ( "A6" ; "A7" )
------------------------------------
!
        from :  CLASS ( "SNR11NN" )
         pay :  CLASS INTEREST PRO_RATA  ( "SR"; "SNR11NN2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SR"; "SNR11NN2" )
------------------------------------
        from :  CLASS ( "SNR11NN" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SR", "SNR11NN2" )
------------------------------------
!
        from :  CLASS ( "SR" )
         pay :  CLASS INTEREST PRO_RATA  ( "AR"; "A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AR"; "A1" )
------------------------------------
        from :  CLASS ( "SR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AR", "A1" )
------------------------------------
!
        from :  CLASS ( "SNR11NN2" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNR11NN21"; "A4" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNR11NN21"; "A4" )
------------------------------------
   calculate :  #A4_Start = BBAL("A4#1")
------------------------------------
        from :  CLASS ("A4")
         pay :  ACCRUE ("A4#1")
------------------------------------
        from :  CLASS ("SNR11NN2")
         pay :  CLASS ACCRUE ("A4")
------------------------------------
   calculate :  #Accrual_A4 = ( ACCRUAL_OF ("A4#1") )
------------------------------------
        from :  CLASS ("SNR11NN2")
        from :  SUBACCOUNT ( #Accrual_A4 )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR11NN21", "A4" )
------------------------------------
   calculate :  #A4_End = BBAL("A4#1")
   calculate :  #A4_Acc = #A4_End - #A4_Start
------------------------------------
        from :  CLASS ( "SNR11NN2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR11NN21", "A4" )
------------------------------------
!
        from :  CLASS ( "SNR11NN21" )
         pay :  CLASS INTEREST PRO_RATA  ( "A2"; "A3" )
         pay :  CLASS INTSHORT PRO_RATA  ( "A2"; "A3" )
------------------------------------
        from :  CLASS ( "SNR11NN21" )
         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "A6" )
         pay :  SEQUENTIAL ( "A6#1" )
------------------------------------
        from :  CLASS ( "A7" )
         pay :  SEQUENTIAL ( "A7#1" )
------------------------------------
        from :  CLASS ( "AR" )
         pay :  SEQUENTIAL ( "AR#1" )
------------------------------------
        from :  CLASS ( "A1" )
         pay :  SEQUENTIAL ( "A1#1" )
------------------------------------
        from :  CLASS ( "A2" )
         pay :  SEQUENTIAL ( "A2#1" )
------------------------------------
        from :  CLASS ( "A3" )
         pay :  SEQUENTIAL ( "A3#1" )
------------------------------------
        from :  CLASS ( "A4" )
         pay :  SEQUENTIAL ( "A4#1" )
------------------------------------
        from :  CLASS ( "A5" )
         pay :  SEQUENTIAL ( "A5#1" )
------------------------------------
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040401    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
!! BEGINNING OF COLLATERAL
C wms03s11   WL   1a    ( 140808000 );


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